SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               September 26, 2005


                  Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



            Delaware                 333-80805               52-1779791
 (State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)            File Number)         Identification No.)


      1133 21st Street, N.W.                        20036
       Washington, D.C.                           (Zip Code)
      (Address of Principal
       Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                    No Change
         (Former Name or Former Address, if Changed Since Last Report)



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      Item 9.01.  Financial Statements and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

        20.130 Farmer  Mac   Mortgage   Securities   Corporation,   Agricultural
               Mortgage-Backed   Securities,    Series   5/6/05   Statement   to
               Certificateholders, dated 9/26/05.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FARMER MAC MORTGAGE SECURITIES CORPORATION



                                    By:/s/ Jerome G. Oslick
                                    -------------------------
                                    Name:  Jerome G. Oslick
                                    Title: Vice President



Dated:  September 29, 2005




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                                EXHIBIT INDEX



Exhibit No.                   Description                           Page No.


20.130                   Statement to Certificateholders